SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[  ]    Preliminary Proxy Statement

[  ]    Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[  ]    Definitive Additional Materials
[  ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12



                        MUNICIPAL SECURITIES INCOME TRUST

                (Name of Registrant as Specified In Its Charter)

                               FEDERATED INVESTORS

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1. Title of each class of securities to which transaction applies:

        2. Aggregate number of securities to which transaction applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4. Proposed maximum aggregate value of transaction:

        5. Total fee paid:

[  ]    Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

               ------------------------------------------------------------

        2)     Form, Schedule or Registration Statement No.:

               ------------------------------------------------------------

        3)     Filing Party:

               ------------------------------------------------------------

        4)     Date Filed:

               ------------------------------------------------------------

                                 MUNICIPAL SECURITIES INCOME TRUST

                            FEDERATED CALIFORNIA MUNICIPAL INCOME TRUST
                          FEDERATED MICHIGAN INTERMEDIATE MUNICIPAL TRUST

                              FEDERATED NEW YORK MUNICIPAL INCOME FUND
                                FEDERATED OHIO MUNICIPAL INCOME FUND

                            FEDERATED PENNSYLVANIA MUNICIPAL INCOME FUND



PROXY STATEMENT - PLEASE VOTE!

     TIME IS OF THE ESSENCE... VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.



Municipal Securities Income Trust (the "Trust") will hold a special meeting of shareholders of Federated California Municipal Income Fund, Federated Michigan Intermediate Municipal Trust, Federated New York Municipal Income Fund, Federated Ohio Municipal Income Fund and Federated Pennsylvania Municipal Income Fund on June 25, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.



Following is an introduction to the proposals and the process.

WHY AM I BEING ASKED TO VOTE?

     Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

WHAT ISSUES AM I BEING ASKED TO VOTE ON?



The proposals include the election of Trustees, ratification of independent auditors, and changes to the Trust's fundamental investment policies. The Trustees also recommend an amendment to the Declaration of Trust.



WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?

The Trust is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Trust's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Trust's powers, except those reserved only for shareholders.

Trustees are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Trust, if applicable.

WHY AM I BEING ASKED TO VOTE ON THE RATIFICATION OF INDEPENDENT AUDITORS?

The independent auditors conduct a professional examination of accounting documents and supporting data to render an opinion on the material fairness of the information. Because financial reporting involves discretionary decision making, the auditors' opinion is an important assurance to both the Trust and its investors.

The Board of Trustees approved the selection of Deloitte & Touche LLP, long-time auditors of the Trust, for the current fiscal year and believes that the continued employment of this firm is in the Trust's best interests.



WHY ARE THE FUNDS' "FUNDAMENTAL POLICIES" BEING CHANGED OR ELIMINATED?

Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Trust's operations.

By reducing the number of "fundamental policies," the Trust may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Trust's assets may be enhanced and investment opportunities increased.



The proposed amendments will:

     o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, as amended ("1940 Act");

o simplify and modernize the policies that are required to be "fundamental" by
the 1940 Act; and     o eliminate fundamental policies that are no longer
required by the securities laws of individual states.

Federated is a conservative money manager. Our highly trained professionals are dedicated to making investment decisions in the best interest of the Trust and its shareholders. The Board believes that the proposed changes will be applied responsibly by the Trust investment adviser.

WHY ARE SOME "FUNDAMENTAL POLICIES" BEING RECLASSIFIED AS "OPERATING POLICIES?"

As noted above, some "fundamental policies" have been redefined as "operating policies." Operating policies do not require shareholder approval to be changed. This gives the Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.

WHY ARE THE TRUSTEES RECOMMENDING AN AMENDMENT TO THE DECLARATION OF TRUST?

The Declaration organizing the Trust was prepared nearly nine years ago. Since then, developments in the investment company industry and changes in the law resulted in many improvements. The Board is recommending a change to the Declaration of Trust that permits the Trust to benefit from these developments.



HOW DO I VOTE MY SHARES?

You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. IF YOU SIGN AND RETURN THE PROXY CARD WITHOUT INDICATING A PREFERENCE, YOUR VOTE WILL BE CAST "FOR" ALL THE PROPOSALS.

You may also vote by telephone at 1-800-690-6903, or through the Internet at WWW.PROXYVOTE.COM. If you choose to help save the Trust time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

     Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400. After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.





                                   DEFINITIVE



                        MUNICIPAL SECURITIES INCOME TRUST

                   FEDERATED CALIFORNIA MUNICIPAL INCOME FUND

                 FEDERATED MICHIGAN INTERMEDIATE MUNICIPAL TRUST

                    FEDERATED NEW YORK MUNICIPAL INCOME FUND

                      FEDERATED OHIO MUNICIPAL INCOME FUND

                  FEDERATED PENNSYLVANIA MUNICIPAL INCOME FUND

                            NOTICE OF SPECIAL MEETING

                    IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 25, 1999

               A Special Meeting in lieu of Annual Meeting of the shareholders of Municipal Securities Income Trust (the "Trust"), which presently consists of five portfolios or series, Federated California Municipal Income Fund (the "California Fund"), Federated Michigan Intermediate Municipal Trust (the "Michigan Fund"), Federated New York Municipal Income Fund (the "New York Fund"), Federated Ohio Municipal Income Fund (the "Ohio Fund") and Federated Pennsylvania Municipal Income Fund (the "Pennsylvania Fund") (individually, a "Fund" and collectively, the "Funds") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on June 25, 1999 to consider proposals:

                  (1) To elect six Trustees.

                  (2) To ratify the selection of the Trust's independent auditors.

                  (3) To make changes to the Funds' fundamental investment policies:

                      (a) To amend the Funds' fundamental investment policies regarding borrowing money and issuing senior securities;

                      (b) To amend the Funds' fundamental investment policies regarding investments in real estate;

                      (c) To amend the Funds' fundamental investment policies regarding investments in commodities;

                      (d) To amend the Funds' fundamental investment policies regarding underwriting securities;

                      (e) To amend the Funds' fundamental investment policies regarding lending by the Funds;

                      (f) To amend the Funds' fundamental investment policies regarding concentration of the Funds' investments in the securities of companies in the same industry;

                      (g) To amend, and to make non-fundamental, the Funds' fundamental investment policies regarding buying securities on margin;

                      (h) To amend, and to make non-fundamental, the Funds' fundamental investment policies regarding pledging assets; and

                      (i) To amend, and to make non-fundamental, the Michigan Fund's fundamental investment policy regarding investing in illiquid securities (the Michigan Fund
                           ONLY).

                  (4) To eliminate certain of the Funds' fundamental investment policies:

                      (a) To remove the Funds' fundamental investment policies regarding selling securities short;



                      (b) To remove the Funds' fundamental investment policies regarding dealing in puts, calls, straddles, spreads and any combination thereof; and



                      (c) To remove the Funds' fundamental investment policies regarding investing in restricted securities (the Michigan Fund, the Ohio Fund and the Pennsylvania Fund ONLY).

     (5) To approve an amendment and restatement to the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust without seeking shareholder approval.

                      To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed April 27, 1999 as the record date for determination of shareholders entitled to vote at the meeting.

                                              By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary

May 10, 1999

YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS



ABOUT THE PROXY SOLICITATION AND THE MEETING...................................4

ELECTION OF SIX TRUSTEES.......................................................5

ABOUT THE ELECTION OF TRUSTEES.................................................5

TRUSTEES STANDING FOR ELECTION.................................................6

NOMINEES NOT PRESENTLY SERVING AS TRUSTEES.....................................6

RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS..........................7

APPROVAL OF CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT7

    POLICIES...................................................................7

APPROVAL OF THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF
     THE FUNDS                                                                14

APPROVAL OF AN AMENDMENT AND RESTATEMENT TO THE TRUST'S

    DECLARATION OF TRUST......................................................16

INFORMATION ABOUT THE TRUST...................................................17

PROXIES, QUORUM AND VOTING AT THE MEETING.....................................17

SHARE OWNERSHIP OF THE TRUSTEES...............................................18

TRUSTEE COMPENSATION..........................................................18

OFFICERS OF THE TRUST.........................................................20

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY..................22




                                   DEFINITIVE



                                 PROXY STATEMENT

                        MUNICIPAL SECURITIES INCOME TRUST

                   FEDERATED CALIFORNIA MUNICIPAL INCOME FUND

                 FEDERATED MICHIGAN INTERMEDIATE MUNICIPAL TRUST

                    FEDERATED NEW YORK MUNICIPAL INCOME FUND

                      FEDERATED OHIO MUNICIPAL INCOME FUND

                  FEDERATED PENNSYLVANIA MUNICIPAL INCOME FUND

                            Federated Investors Funds

                              5800 Corporate Drive

                            Pittsburgh, PA 15237-7000

ABOUT THE PROXY SOLICITATION AND THE MEETING

        The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"), which presently consists of five portfolios or series, Federated California Municipal Income Fund (the "California Fund"), Federated Michigan Intermediate Municipal Trust (the "Michigan Fund"), Federated New York Municipal Income Fund (the "New York Fund"), Federated Ohio Municipal Income Fund (the "Ohio Fund") and Federated Pennsylvania Municipal Income Fund (the "Pennsylvania Fund") (individually, a "Fund" and collectively, the "Funds"). The proxies will be voted at the special meeting in lieu of annual meeting of shareholders of the Trust to be held on June 25, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting in lieu of annual meeting and any adjournment or postponement thereof are referred to as the "Meeting").

        The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

        The Board has reviewed the proposed changes recommended in both the investment policies of the Funds and the Amended and Restated Declaration of Trust, and approved them, subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about May 10, 1999, to shareholders of record at the close of business on April 27, 1999 (the "Record Date").

        On the Record Date, the Funds had outstanding shares of beneficial interest as follows:

        California Fund:   5,363,339.088 shares
        Michigan Fund:  7,295,383.979 shares
        New York Fund:  2,369,398.002 shares
        Ohio Fund:  7,005,269,807 shares
        Pennsylvania Fund:  23,338,861.334 shares



        The Funds' annual prospectuses, which include audited financial statements for the fiscal year ended August 31, 1998, were previously mailed to shareholders. The Funds' semi-annual reports, which contain unaudited financial statements for the period ended February 28, 1999, were also previously mailed to shareholders. The Trust's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Trust's toll-free telephone number is 1-800-341-7400.

                      PROPOSAL #1: ELECTION OF SIX TRUSTEES



     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, Nicholas P. Constantakis, John F. Cunningham, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh (collectively, the "Nominees") as Trustees of the Trust. Messrs. Bigley, Constantakis, Mansfield and Murray are presently serving as Trustees. If elected by shareholders, Messrs. Cunningham and Walsh are expected to assume their responsibilities as Trustees effective July 1, 1999. Please see "ABOUT THE ELECTION OF TRUSTEES" below for current information about the Nominees.



        Messrs. Bigley and Murray were appointed Trustees on November 15, 1994 and February 14, 1995, respectively, to fill vacancies created by the decision to expand the size of the Board. Messrs. Constantakis and Mansfield were appointed Trustees on February 23, 1998 and January 1, 1999, respectively, also to fill vacancies resulting from the decision to expand the size of the Board. Messrs. Cunningham and Walsh are being proposed for election as Trustees to fill vacancies anticipated to result from the resignations of two current Trustees. The anticipated resignations will not occur if Messrs. Cunningham and Walsh are not elected as Trustees.

        All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a plurality vote, which means that the six individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

        If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT

             SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR

                 ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST

ABOUT THE ELECTION OF TRUSTEES

        When elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

        Set forth below is a listing of: (i) Trustees standing for election, and
(ii) Nominees standing for election who are not presently serving as Trustees, along with their addresses, birthdates, present positions with the Trust, if applicable, and principal occupations during the past five years:

TRUSTEES STANDING FOR ELECTION

THOMAS G. BIGLEY

15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Director or Trustee of the Federated Fund Complex; Director and Member of Executive Committee, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director and Member of Executive Committee, University of Pittsburgh.

NICHOLAS P. CONSTANTAKIS

175 Woodshire Drive
Pittsburgh, PA

Birthdate:  September 3, 1939

Trustee

Director or Trustee of the Federated Fund Complex; formerly, Partner, Andersen Worldwide SC.

CHARLES F. MANSFIELD, JR.

80 South Road
Westhampton, NY

Birthdate:  April 10, 1945

Trustee

Director or Trustee of some of the Funds in the Federated Fund Complex; management consultant.

JOHN E. MURRAY, JR., J.D., S.J.D.

President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

Director or Trustee of the Federated Fund Complex; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

NOMINEES NOT PRESENTLY SERVING AS TRUSTEES

JOHN F. CUNNINGHAM

353 El Brillo Way
Palm Beach, FL

Birthdate:  March 5, 1943



Director or Trustee of some of the Funds in the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (specialized financial consulting organization); Trustee Associate, Boston College; Director, EMC Corporation; formerly, Director, Redgate Communications.



JOHN S. WALSH

2007 Sherwood Drive
Valparaiso, IN

Birthdate:  November 28, 1957

Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Heat Wagon, Inc.; President and Director, Manufacturers Products, Inc.; President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc.; formerly, Vice President, Walsh & Kelly, Inc.

       PROPOSAL #2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

        The 1940 Act requires that the Trust's independent auditors be selected by the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust, and submitted for ratification or rejection at the next succeeding meeting of shareholders. The Board of the Trust, including a majority of its members who are not "interested persons" of the Trust, approved the selection of Deloitte & Touche LLP (the "Auditors") for the current fiscal year at a Board meeting held on November 17, 1998.

        The selection by the Board of the Auditors as independent auditors for the current fiscal year is submitted to the shareholders for ratification. Apart from their fees as independent auditors and certain consulting fees, neither the Auditors nor any of their partners have a direct, or material indirect, financial interest in the Trust or its investment adviser. The Auditors are a major international independent accounting firm. The Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Trust's best interests.

        Representatives of the Auditors are not expected to be present at the Meeting. If a representative is present, he or she will have the opportunity to make a statement and would be available to respond to appropriate questions. The ratification of the selection of the Auditors will require the affirmative vote of a majority of the shares present and voting on the proposal at the Meeting.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

              VOTE TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS

                        APPROVAL OF CHANGES TO THE FUNDS'

                         FUNDAMENTAL INVESTMENT POLICIES

INTRODUCTION TO PROPOSALS #3(A) TO #3(I) AND #4(A) TO #4(C).

        The 1940 Act (which was adopted to protect mutual fund shareholders) requires investment companies such as the Funds to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of the Funds' investment adviser.

        After the Trust was formed in 1990, legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and no longer apply. As a result, the Funds are subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Trustees have authorized the submission to the Funds' shareholders for their approval, and recommend that shareholders approve, the amendment, reclassification and/or elimination of certain of the Funds' fundamental policies.

        The proposed amendments would:

     (i) simplify, modernize and standardize the fundamental policies that are required to be stated under the 1940 Act;

     (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

     (iii) eliminate those fundamental policies that are no longer required by the securities laws of the various states.

        By reducing the number of policies that can be changed only by shareholder vote, the Trustees believe that the Funds would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The chart that follows briefly describes the differences between fundamental policies and non-fundamental policies.


                              FUNDAMENTAL POLICIES                NON-FUNDAMENTAL POLICIES

                              -------------------------------     --------------------------------
Who must approve changes in   Board of Trustees and               Board of Trustees
the policies?                 shareholders

How quickly can a change in   Fairly slowly, since a vote         Fairly quickly, because the
the policies be made?         of shareholders is required         change can be accomplished by

                                                                  action of the Board of Trustees

What is the relative cost     Costly to change because a          Less costly to change because
to change a policy?           shareholder vote requires           a change can be accomplished
                              holding a meeting of                by action of the Board of
                              shareholders                        Trustees



        The recommended changes are specified below. Each Proposal will be voted on separately by shareholders of each Fund (unless otherwise noted), and the approval of each Proposal by each Fund will require the approval of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)

DESCRIPTION OF PROPOSED CHANGES

        The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Funds to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. THE PROPOSED STANDARDIZED CHANGES WILL NOT AFFECT THE FUNDS' INVESTMENT OBJECTIVES. ALTHOUGH THE PROPOSED CHANGES IN FUNDAMENTAL POLICIES WILL ALLOW THE FUNDS GREATER FLEXIBILITY TO RESPOND TO FUTURE INVESTMENT OPPORTUNITIES, THE BOARD OF TRUSTEES OF THE TRUST DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL RESULT AT THIS TIME IN A MATERIAL CHANGE IN THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH INVESTMENT IN THE FUNDS. NOR DOES THE BOARD OF TRUSTEES ANTICIPATE THAT THE PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT POLICIES WILL, INDIVIDUALLY OR IN THE AGGREGATE, CHANGE MATERIALLY THE MANNER IN WHICH THE FUNDS ARE MANAGED.

        The following is the text and a summary description of the proposed changes to the Funds' fundamental policies and restrictions. Any non-fundamental policy may be modified or eliminated by the Trustees at any future date without any further approval of shareholders. Shareholders should note that certain of the fundamental policies that are treated separately below currently are combined within a single existing fundamental policy.

        Presently, if a Fund adheres to a fundamental or non-fundamental percentage restriction at the time of an investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the Fund's portfolio securities or the amount of its total assets does not create a violation of the policy. This policy will continue to apply for any of the proposed changes that are approved.

                PROPOSAL #3: APPROVAL OF AMENDMENTS TO THE FUNDS'

                         FUNDAMENTAL INVESTMENT POLICIES

       PROPOSAL #3(A): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES

             REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

        The 1940 Act requires the Funds to have a fundamental investment policy defining their ability to borrow money or issue senior securities. In general, limitations on borrowing are designed to protect shareholders and their investments by restricting a Fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the Fund prior to the rights of shareholders.

        Shareholders of the Funds are being asked to approve a new standardized fundamental policy for borrowing and the issuance of senior securities designed to reflect all current regulatory requirements. The Funds' current policies state:

        CALIFORNIA FUND AND NEW YORK FUND:

        "The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to, for example, meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding."

        MICHIGAN FUND, OHIO FUND AND PENNSYLVANIA FUND:

        "The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements."

SENIOR SECURITIES-GENERALLY. A "senior security" is an obligation of an investment company with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a fund from issuing senior securities, in order to limit the use of leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

        U.S. Securities and Exchange Commission (the "SEC" or the "Commission") staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, the fund must set aside money or securities to meet the SEC staff's collateralization requirements. This procedure effectively eliminates the fund's ability to engage in leverage for these types of transactions.

BORROWING-GENERALLY. Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets for temporary purposes. A fund may borrow only from banks. If borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this provision is to allow the fund to borrow from banks in amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Investment companies typically borrow money to meet redemptions in order to avoid a forced, unplanned sale of portfolio securities. This technique allows the fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations. The costs of borrowing, however, can also reduce the fund's total return.

        The borrowing restrictions of the Funds permit borrowing only as a temporary measure for extraordinary purposes, and, in the case of the policies of the Michigan Fund, the Ohio Fund and the Pennsylvania Fund, restrict the types of securities that may be purchased while borrowings are outstanding. The proposed investment policy would provide greater flexibility to the Funds, and would permit the Funds to borrow money, directly or indirectly (such as through reverse repurchase agreements), and issue senior securities within the limits established under the 1940 Act or under any rule or regulation of the Commission, or any SEC staff interpretation thereof. As a matter of operating policy, the Funds do not intend to engage in leveraging. Upon shareholder approval, the fundamental investment policy governing borrowing money and issuing senior securities by each Fund will state:

        "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(B): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING INVESTMENTS IN REAL ESTATE

        Under the 1940 Act, the Funds' policies concerning investments in real estate must be fundamental. The Funds currently have fundamental investment policies prohibiting the purchase or sale of real estate. The current policies, however, allow the Funds to invest in securities that are secured by real estate, and state:

        CALIFORNIA FUND AND NEW YORK FUND:

        "The Fund will not purchase or sell real estate including limited partnership interests although it may invest in municipal bonds secured by real estate or interests in real estate."

        MICHIGAN FUND, OHIO FUND AND PENNSYLVANIA FUND:

        "The Fund will not buy or sell real estate, although it may invest in municipal bonds secured by real estate or interests in real estate."

        The proposed fundamental investment policy will not permit the Funds to purchase real estate directly, but will permit the purchase of securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment policy will also enable the Funds to invest in companies within the real estate industry, provided such investments are consistent with the Funds' investment objectives and policies. Upon shareholder approval, the fundamental investment policy governing investments in real estate by each Fund will state:

        "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

       PROPOSAL #3(C): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES

                      REGARDING INVESTMENTS IN COMMODITIES

        Under the 1940 Act, the Funds' policies concerning investments in commodities must be fundamental. The Funds are currently subject to a fundamental restriction prohibiting the purchase or sale of commodities, commodity contracts or commodity futures contracts. Historically, the most common types of commodities have been physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates are considered to be commodities. Financial futures contracts enable an investment company to buy (or sell) the right to receive the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. If the future price is lower, the investment company is obligated to pay (or, if the investment company sold the contract, the investment company receives) the amount of the decrease. Investment companies often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.



        The proposed policy would provide appropriate flexibility for the Funds to invest in financial futures contracts and related options. As proposed, the policy is broad enough to permit investment in financial futures instruments for either investment or hedging purposes, which is broader than the Funds' current policies. Using financial futures instruments can involve substantial risks, and would be utilized only if the Funds' investment adviser determined that such investments are advisable and such practices were affirmatively authorized by the Board and disclosed in the Funds' prospectuses or statements of additional information. As a matter of non-fundamental operating policy, for purposes of the proposed policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

        Upon shareholder approval, the fundamental investment policy for each Fund governing investments in commodities will state:

        "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."



               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

           PROPOSAL #3(D): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT

                   POLICIES REGARDING UNDERWRITING SECURITIES

        Under the 1940 Act, the Funds' policies relating to underwriting are required to be fundamental. Each Fund currently is subject to a fundamental investment policy prohibiting it from acting as an underwriter of the securities of other issuers, and states:

        "The Fund will not underwrite any issue of securities except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

        A person or company generally is considered an underwriter under the federal securities laws if it participates in the public distribution of securities of OTHER ISSUERS, usually by purchasing the securities from the issuer and re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws.

        Upon shareholder approval, the fundamental investment policy concerning underwriting for each Fund will state:

        "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."



        This does not constitute a substantive change in the Funds' policies. Rather, it reflects a restatement to standardized language now to be used by the Federated Funds, and is submitted to shareholders to comply with the 1940 Act's requirements.



               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

       PROPOSAL #3(E): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES

                         REGARDING LENDING BY THE FUNDS

        Under the 1940 Act, the Funds' policies concerning lending must be fundamental. The Funds currently are subject to a fundamental investment restriction limiting their ability to make loans which states:

        "The Fund will not lend any of its assets except that it may acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies, and limitations or its Declaration of Trust."

In order to ensure that each Fund may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Funds' current fundamental restrictions specifically permit such investments.

        Upon approval of the Funds' shareholders, the fundamental investment policy governing lending assets for each Fund will state:

        "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(F): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES REGARDING CONCENTRATION OF THE FUNDS' INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY

        Under the 1940 Act, the Funds' policies relating to the concentration of their investments in securities of companies in a single industry must be fundamental. The SEC staff considers a mutual fund to "concentrate" its investments if 25% or more of its total assets are invested in a particular industry (not counting U.S. government securities, bank instruments issued by domestic banks and municipal securities).

        The Funds currently have a fundamental investment policy prohibiting them from concentrating their investments in a single industry:

        "The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items (for purposes of this limitation, the Fund considers instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items"), securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, i.e., repurchase agreements." Upon the approval by the Funds' shareholders, the fundamental investment policy governing concentration for each Fund will provide:



        "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. As a non-fundamental operating policy, the Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry."



        The Trust's Board has also approved a related non-fundamental policy for each Fund, which will be adopted if the new fundamental policy is approved by shareholders, and which provides that in applying the concentration restriction:
(1) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (2) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (3) asset-backed securities will be classified according to the underlying assets securing such securities.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL



     PROPOSAL  #3(G):  TO  AMEND,  AND  TO  MAKE  NON-FUNDAMENTAL,   THE  FUNDS'
FUNDAMENTAL INVESTMENT POLICIES REGARDING BUYING SECURITIES ON MARGIN



        The Funds are not required to have a fundamental restriction on margin transactions. Accordingly, it is proposed that the Funds' existing fundamental policies be replaced with non-fundamental restrictions. The Funds' current policies provide:

        "The Fund will not purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities."

        The proposed non-fundamental policy makes minor changes in wording from the existing fundamental restrictions and expands the list of margin transactions excepted from the prohibition to include margin deposits in connection with financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments. Upon the approval of the elimination of the existing fundamental policy on engaging in margin transactions, the Funds would become subject to the following non-fundamental policy:

        "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL  #3(H):  TO  AMEND,  AND  TO  MAKE  NON-FUNDAMENTAL,   THE  FUNDS'
FUNDAMENTAL INVESTMENT POLICIES REGARDING PLEDGING ASSETS

        The Funds are not required to have a fundamental investment restriction with respect to the pledging of assets. To maximize the Funds' flexibility in this area, the Board of the Trust believes that the Funds' policies on pledging assets should be made non-fundamental. The non-fundamental policies would be similar to the fundamental policies proposed to be eliminated, which state:

        "The Fund will not mortgage, pledge, or hypothecate its assets except to secure permitted borrowings. In those cases, it may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of the pledge."

        The Board does not expect this change to have a material impact on the Funds' operations. Establishing the policy as non-fundamental, however, would enable the Board to change this policy in the future without shareholder approval. While the Funds are proposing to eliminate the 10% limitation on the amount of the Funds' assets that can be pledged, the Funds do not presently intend to exceed this limitation in the future.

        Upon the approval of the elimination of the existing fundamental policy on pledging assets, each Fund would become subject to the following non-fundamental policy:

        "The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(I): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE MICHIGAN FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN ILLIQUID SECURITIES

THIS PROPOSAL PERTAINS TO THE MICHIGAN FUND ONLY.

        The Michigan Fund is presently subject to a fundamental investment policy regarding investing in illiquid securities that states:

        "The Fund will not invest more than 15% of its net assets in illiquid obligations, including repurchase agreements providing for settlement in more than seven days after notice, and certain restricted securities."

        There is no legal requirement that the Michigan Fund have a fundamental policy on this subject. Accordingly, the Board believes that it should be made non-fundamental for the Fund. The SEC takes the position that an investment company, other than a money market fund, should not invest more than 15% of its net assets in illiquid securities. The proposed non-fundamental restriction would comply with the SEC position. Establishing the policy as non-fundamental would enable the Michigan Fund to change this restriction in the future without shareholder approval. However, the Michigan Fund has no present intention to materially modify this policy.

        Upon the approval of the elimination of the existing fundamental policy on investing in illiquid securities, the Michigan Fund would become subject to the following non-fundamental restriction:

        "The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

                PROPOSAL #4: ELIMINATION OF CERTAIN OF THE FUNDS'

                         FUNDAMENTAL INVESTMENT POLICIES

        The Board has determined that certain of the current fundamental investment policies are unnecessary and should be removed. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company which intended to sell its shares in those states to adopt policies governing a variety of operational issues, including investment in certain securities. As a consequence of those restrictions, the Funds adopted the investment policies described below and agreed that they would be changed only upon the approval of shareholders. Since these prohibitions are no longer required under current law, the management of the Trust has recommended, and the Board has determined, that these policies should be removed. The removal of these policies would provide greater flexibility in the management of the Funds by permitting the Funds to purchase a broader range of securities that are permitted investments and that are consistent with their investment objectives and policies.

        The policies being removed are listed below. Each Proposal will be voted on separately by each Fund (unless otherwise noted), and the approval of each change by each Fund will require the affirmative vote of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below).

           PROPOSAL #4(A): TO REMOVE THE FUNDS' FUNDAMENTAL INVESTMENT

                      POLICIES ON SELLING SECURITIES SHORT



        The Funds are not required to have a fundamental restriction with respect to short sales of securities. To maximize the Funds' flexibility in this area, the Board believes that the Funds' restrictions on short sales of securities should be eliminated. These restrictions were imposed by state laws and NSMIA preempts that requirement. Notwithstanding the elimination of these fundamental restrictions, the Funds expect to continue not to engage in short sales of securities, except to the extent that the Funds contemporaneously own or have the right to acquire at no additional cost securities identical to, or convertible into or exchangeable for, those sold short.



        Upon the approval of Proposal #4(a), the existing fundamental restrictions on selling securities short for the Funds will be eliminated.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

           PROPOSAL #4(B): TO REMOVE THE FUNDS' FUNDAMENTAL INVESTMENT

            POLICIES ON PURCHASING PUTS, CALLS, STRADDLES, SPREADS OR

                             ANY COMBINATION THEREOF

        The Funds are not required to have a fundamental restriction on purchasing puts, calls, straddles, spreads or any combination thereof. Eliminating this policy would maximize the Funds' flexibility in this area. Accordingly, it is proposed that the Funds' existing fundamental policies be eliminated.

        Upon the approval of Proposal #4(b), the existing fundamental policies on purchasing puts, calls, straddles, spreads or any combination thereof for the Funds will be eliminated.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL



           PROPOSAL #4(C): TO REMOVE THE FUNDS' FUNDAMENTAL INVESTMENT

                 POLICIES ON INVESTING IN RESTRICTED SECURITIES



THIS PROPOSAL PERTAINS TO THE MICHIGAN FUND, THE OHIO FUND AND THE PENNSYLVANIA FUND ONLY.

        There is no legal requirement that the Funds have their present fundamental policies on investing in restricted securities. The policies pertaining to restricted securities for each of the Michigan Fund, the Ohio Fund and the Pennsylvania Fund state:

        "The Fund will not invest more than 10% of the value of its net assets in securities subject to restrictions on resale under the Securities Act of 1933."



        These policies were adopted by the Funds because historically restricted securities were viewed as illiquid since they could not be sold within seven days. Investment companies issuing redeemable securities are required to meet a shareholder's redemption request at the current net asset value within seven days of receiving the request for redemption. In order to do this, some portion of the securities in each Fund's portfolio must be "liquid" so that the securities can be sold in sufficient time to obtain the necessary cash to meet redemption requests. It is important to note that many restricted securities are, in fact, quite LIQUID and can be purchased without jeopardizing the liquidity of a Fund's portfolio.



        Certain state securities regulators previously required mutual funds to have a fundamental policy limiting investment in restricted securities. Since the enactment of NSMIA, states no longer have the jurisdiction to impose such requirements. Furthermore, rules adopted by the SEC have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to the Trustees the ability to determine, under specific guidelines, that a security is liquid. The Trustees may delegate this duty to the Funds' investment adviser, provided the investment adviser's determination of liquidity is made in accordance with the guidelines established and monitored by the Trustees.

        Each Fund's current restricted securities policy prevents the Fund from acquiring a restricted security that may be viewed by the Fund's investment adviser as liquid. As a result, the Funds' management has suggested that the policy be eliminated. If this proposal is approved, the Funds will be able to invest to an unlimited extent in restricted securities as long as they meet the Trustees' guidelines for liquidity.

        Upon the approval of Proposal #4(c), the existing fundamental policy on purchasing restricted securities for the Michigan Fund, the Ohio Fund and the Pennsylvania Fund will be eliminated.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

     PROPOSAL #5: TO AMEND AND RESTATE THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST WITHOUT SEEKING SHAREHOLDER APPROVAL

        Mutual funds, such as the Trust, are required to organize under the laws of a state and to create and be bound by organizational documents outlining how they will operate. In the case of the Trust, these organizational documents are the Declaration of Trust and the By-Laws. Since the adoption of the Trust's current Declaration of Trust, the market for mutual funds has evolved, requiring mutual funds to be more flexible in their operation to respond quickly to changes in the market. One item in the current Declaration of Trust, described below, prohibits the Trust from responding quickly and favorably to changing markets without going to the expense and delay of holding a shareholder meeting.



         Shareholders are being asked to approve an amendment to the Trust's Declaration of Trust to permit the Trustees to sell and convert into money (i.e., liquidate) all the assets of the Trust, or any series or class of the Trust, and then redeem all outstanding shares of any series or class of the Trust. Currently, a majority vote of shareholders is required to liquidate the Trust, or an affected series or class of which shares are outstanding. The Trustees have determined that the current restriction presents a cumbersome structure under which the best interest of all of the Trust's shareholders may not be served. By requiring the Trustees to solicit a shareholder vote, by means of a proxy solicitation and special meeting of shareholders, the Declaration of Trust greatly hinders the Trustees' ability to effectively act on decisions about the continued viability of the Trust. If it is determined that it is no longer advisable to continue the Trust, or a series or class of the Trust, it may not be in the best interest of shareholders to incur the substantial additional expense of a shareholder meeting when it is more important to preserve those assets that remain. If this proposal is approved by shareholders, the Trustees will be authorized to liquidate a series or class of the Trust by Board action without a further shareholder vote. The Trustees have no present intention of liquidating the Trust or any of the Funds.



        If approved by shareholders, Article XII, Section 4(c) of the Declaration of Trust will be amended to read as follows:

        "The Trustees may at any time sell and convert into money all the assets of the Trust or any Series or Class without shareholder approval, unless otherwise required by applicable law. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to each Series or Class, the Trustees shall distribute the remaining assets belonging to each Series or Class ratably among the holders of the outstanding Shares of that Series or Class."

        The Trustees believe that the interest of the shareholders is adequately protected by this provision, as the liquidation would require the conversion of the assets of the Trust to cash, which will thereafter be distributed to shareholders pro rata. It is believed that this will result in the return to shareholders of substantially the same value as would be provided to the shareholders by a redemption resulting in the payment to the shareholders of the then current net asset value of the shares owned by the shareholders. Accordingly, the Trustees have approved, and have authorized the submission to the Trust's shareholders for their approval, an amendment to the Trust's Declaration of Trust. The approval of the amendment will require the affirmative vote of a majority of the total number of outstanding shares of each Fund entitled to vote as described in the Declaration of Trust. (See "PROXIES, QUORUM AND VOTING AT THE MEETING" below.)



         In the event that the amendment to the Declaration of Trust to allow the Trustees to liquidate assets is not approved by the shareholders, the Declaration of Trust will remain as it currently exists and the Trustees will consider what action, if any, should be taken.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

                           INFORMATION ABOUT THE TRUST

PROXIES, QUORUM AND VOTING AT THE MEETING

        Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under both the Investment Company Act of 1940 and the Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Trust or a Fund means:
(a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Trust or the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less. The favorable vote of a majority of the outstanding voting shares of each Fund is required to approve each of the Proposals, except the election of the Trustees, the ratification of the selection of the Auditors, and the amendment of the Declaration of Trust.

        Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.



        In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of one-fourth of the total number of outstanding shares of the Trust entitled to vote, and the holders of more than 50% of the shares of each Fund entitled to vote, in each case present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.



        For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

        If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

        As referred to in this Proxy Statement, the "Federated Fund Complex," "The Funds" or "Funds" include the following investment companies: Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; World Investment Series, Inc.; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; High Yield Cash Trust; Investment Series Trust; Targeted Duration Trust; The Virtus Funds; and Trust for Financial Institutions.

SHARE OWNERSHIP OF THE TRUSTEES

Officers and Trustees of the Trust own less than 1% of each Fund's outstanding shares.



At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding shares of the Class A Shares of the California Fund: Merrill Lynch, Pierce, Fenner & Smith, Jacksonville, FL, for the benefit of various underlying customer accounts, owned approximately 931,375.933 shares (36.18%). At the close of business on the Record Date, no person owned, to the knowledge of management, more than 5% of the outstanding shares of the Class B Shares of the California Fund.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Class A Shares of the Michigan Fund: Enbanco, Traverse City, MI, for the benefit of various underlying customer accounts, owned approximately 2,461,281.11 shares (33.73%); First Mar & Co., Marquette, MI, for the benefit of various underlying customer accounts, owned approximately 1,436,227.559 shares (19.67%); Shoreline & Co., South Haven, MI, for the benefit of various underlying customer accounts, owned approximately 550,964.445 shares (7.55%) and Charles Schwab & Co., Inc., San Francisco, CA, owned approximately 535,532.757 shares (7.34.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Class A Shares of the New York Fund: Merrill Lynch, Pierce, Fenner & Smith, Jacksonville, FL, for the benefit of various underlying customer accounts, owned approximately 760,039.66 shares (32.08%); and North Fork Bank, Mattituck, NY, for the benefit of various customer accounts, owned approximately 231,755.632 shares (9.78%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Class F Shares of the Ohio Fund: Merrill Lynch, Pierce, Fenner & Smith, Jacksonville, FL, for the benefit of various underlying customer accounts, owned approximately 1,997,727.211 shares (28.52%); and Milards & Co., Oaks, PA, owned approximately 659,884.103 shares (9.42%).

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding shares of the Class A Shares of the Pennsylvania Fund: Merrill Lynch, Pierce, Fenner & Smith, Jacksonville, FL, for the benefit of various underlying customer accounts, owned approximately 1,361,955.018 shares (6.92%). At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding shares of the Class B Shares of the Pennsylvania
Fund: Merrill Lynch, Pierce, Fenner & Smith, Jacksonville, FL, for the benefit of various underlying customer accounts, owned approximately 194,573.517 shares (5.32%).



TRUSTEE COMPENSATION

NAME,                             AGGREGATE                   TOTAL COMPENSATION PAID
POSITION WITH                   COMPENSATION                    FROM FUND COMPLEX+
TRUST                               FROM

                                   TRUST1#
---------------------------- -------------------- ------------------------------------------------
John F. Donahue*@                    $0           $0 for the Trust and
Chairman and Trustee                              56 other investment companies in the Fund
                                                  Complex

Thomas G. Bigley                  $1308.98        $113,860.22 for the Trust and
Trustee                                           56 other investment companies in the Fund
                                                  Complex

John T. Conroy, Jr.               $1440.09        $125,264.48 for the Trust and
Trustee                                           56 other investment companies in the Fund
                                                  Complex

Nicholas P. Constantakis++         $986.59        $0 for the Trust and
Trustee                                           36 other investment companies in the Fund
                                                  Complex

William J. Copeland               $1440.09        $125,264.48 for the Trust and
Trustee                                           56 other investment companies in the Fund
                                                  Complex

J. Christopher Donahue*              $0           $0 for the Trust and
Executive Vice President                          56 other investment companies in the Fund
and Trustee                                       Complex
James E. Dowd                     $1440.09        $125,264.48 for the Trust and
Trustee                                           56 other investment companies in the Fund
                                                  Complex

Lawrence D. Ellis, M.D.*          $1308.98        $113,860.22 for the Trust and
Trustees                                          56 other investment companies in the Fund
                                                  Complex

Edward L. Flaherty, Jr.@          $1440.09        $125,264.48 for the Trust and
Trustee                                           56 other investment companies in the Fund
                                                  Complex

Peter E. Madden                   $1308.98        $113,860.22 for the Trust and
Trustee                                           56 other investment companies in the Fund
                                                  Complex

Charles F. Mansfield**               $0           $0 for the Trust and
Trustee                                           26 other investment companies in the Fund
                                                  Complex

John E. Murray, Jr.               $1308.98        $113,860.22 for the Trust and
Trustee                                           56 other investment companies in the Fund
                                                  Complex

Wesley W. Posvar                  $1308.98        $113,860.22 for the Trust and
Trustee                                           56 other investment companies in the Fund
                                                  Complex

Marjorie P. Smuts                 $1308.98        $113,860.22 for the Trust and
Trustee                                           56 other investment companies in the Fund
                                                  Complex



1 Information is furnished for the fiscal year ended August 31, 1998.

# The aggregate compensation is provided for the Trust which is comprised of five portfolios.

+ The information is provided for the last calendar year.

++ Mr. Constantakis became a member of the Board of Trustees on February 23, 1998.

* The Trustee is deemed to be an "interested person" as defined in the 1940 Act.

@ Member of the Executive Committee.

     ** Mr. Mansfield became a member of the Board of Trustees on January 1, 1999. Mr. Mansfield did not receive any fees from the Fund Complex as of the last calendar year.

        During the fiscal year ended August 31, 1998, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

        The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

        For the most recently completed fiscal year, Messrs. Flaherty, Conroy, Copeland and Dowd served on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended August 31, 1998, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

OFFICERS OF THE TRUST

        The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Trust and their principal occupations during the last five years are as follows:

John F. Donahue
Federated Investors Tower

Pittsburgh, PA

Birthdate:  July 28, 1924

Chairman and Trustee

     Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher

Donahue, Executive Vice President and Trustee of the Trust.

J. Christopher Donahue
Federated Investors Tower

Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President and Trustee

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.

Richard B. Fisher
Federated Investors Tower

Pittsburgh, PA

Birthdate: May 17, 1923

President

President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.

Edward C. Gonzales
Federated Investors Tower

Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.



John W. McGonigle
Federated Investors Tower

Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President and Secretary

Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Director, Federated Services Company; Director, Federated Securities Corp.



William D. Dawson, III
Federated Investors Tower

Pittsburgh, PA

Birthdate:  March 3, 1949

Chief Investment Officer



Chief Investment Officer of the Trust and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Research Corp., Federated Investment Management Company, Federated Management, Federated Research, and Passport Research, Ltd.; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.



Richard J. Thomas
Federated Investors Tower

Pittsburgh, PA

Birthdate:  June 17, 1954

Treasurer

Treasurer of the Federated Fund Complex; Vice President - Funds Financial Services Division, Federated Investors, Inc.



Mary Jo Ochson
Federated Investors Tower

Pittsburgh, PA

Birthdate:  September 12, 1953

Vice President

Senior Vice President, Federated Investment Management Company.

J. Scott Albrecht
Federated Investors Tower

Pittsburgh, PA

Birthdate:  June 1, 1960

Vice President

Vice President, Federated Investment Management Company.



        None of the Officers of the Trust received salaries from the Trust during the fiscal year ended August 31, 1998.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

        The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Municipal Securities Income Trust, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

        No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Trustees,

                                                               John W. McGonigle
                                                                       Secretary

May 10, 1999

                        MUNICIPAL SECURITIES INCOME TRUST

                   FEDERATED CALIFORNIA MUNICIPAL INCOME FUND

                 FEDERATED MICHIGAN INTERMEDIATE MUNICIPAL TRUST

                    FEDERATED NEW YORK MUNICIPAL INCOME FUND

                      FEDERATED OHIO MUNICIPAL INCOME FUND

                  FEDERATED PENNSYLVANIA MUNICIPAL INCOME FUND

INVESTMENT ADVISER



FEDERATED INVESTMENT MANAGEMENT COMPANY



Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

DISTRIBUTOR

FEDERATED SECURITIES CORP.

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR

FEDERATED SERVICES COMPANY

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Cusip
Cusip
Cusip
Cusip
Cusip

(_____/99)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated California Municipal Income Fund (the "Fund"), a portfolio of Municipal Securities Income Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on June 25, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MUNICIPAL SECURITIES INCOME TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST

                             FOR                          [   ]

PROPOSAL 1   TO ELECT THOMAS G. BIGLEY, NICHOLAS P. CONSTANTAKIS,
             JOHN F. CUNNINGHAM,  CHARLES F. MANSFIELD, JR., JOHN E. MURRAY, JR.
             AND JOHN S. WALSH AS TRUSTEES OF THE TRUST

                             FOR                   [   ]

                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2     TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE TRUST'S
               INDEPENDENT AUDITORS
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

PROPOSAL 3 TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

        3 (A) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]


        3 (C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING BY THE FUND
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (G)  TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL
               INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (H) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

PROPOSAL 4 TO ELIMINATE CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

        4 (A) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING SELLING SECURITIES SHORT
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        4 (B) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING DEALING IN PUTS, CALLS, STRADDLES, SPREADS AND ANY COMBINATION THEREOF
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

PROPOSAL 5     TO APPROVE AN AMENDMENT AND RESTATEMENT TO THE TRUST'S
               DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE
               ASSETS OF THE TRUST WITHOUT SEEKING SHAREHOLDER APPROVAL
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Michigan Intermediate Municipal Trust (the "Fund"), a portfolio of Municipal Securities Income Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on June 25, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MUNICIPAL SECURITIES INCOME TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST

                             FOR                   [   ]

PROPOSAL 1    TO ELECT THOMAS G. BIGLEY, NICHOLAS P. CONSTANTAKIS,
              JOHN F. CUNNINGHAM, CHARLES F. MANSFIELD, JR., JOHN E. MURRAY, JR.
              AND JOHN S. WALSH AS TRUSTEES OF THE TRUST

                             FOR                   [   ]

                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2     TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE TRUST'S
               INDEPENDENT AUDITORS
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

PROPOSAL 3 TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

        3 (A) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]


        3 (C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING BY THE FUND
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (G)  TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL
               INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (H) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (I) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN ILLIQUID SECURITIES
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

PROPOSAL 4 TO ELIMINATE CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

        4 (A) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING SELLING SECURITIES SHORT
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        4 (B) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING DEALING IN PUTS, CALLS, STRADDLES, SPREADS AND ANY COMBINATION THEREOF
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        4 (C ) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING
               INVESTING IN RESTRICTED SECURITIES
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

PROPOSAL 5     TO APPROVE AN AMENDMENT AND RESTATEMENT TO THE TRUST'S
               DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO
               LIQUIDATE  ASSETS OF THE TRUST WITHOUT SEEKING SHAREHOLDER
               APPROVAL
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated New York Municipal Income Fund (the "Fund"), a portfolio of Municipal Securities Income Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on June 25, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MUNICIPAL SECURITIES INCOME TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST

                             FOR                   [   ]

PROPOSAL 1     TO ELECT THOMAS G. BIGLEY, NICHOLAS P. CONSTANTAKIS,
               JOHN F. CUNNINGHAM, CHARLES F. MANSFIELD, JR.,
               JOHN E. MURRAY, JR. AND JOHN S. WALSH AS TRUSTEES OF THE TRUST

                             FOR                   [   ]

                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2     TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE TRUST'S
               INDEPENDENT AUDITORS
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

PROPOSAL 3 TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

        3 (A) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]


        3 (C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING BY THE FUND
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (G)  TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL
               INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (H) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

PROPOSAL 4 TO ELIMINATE CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

        4 (A) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING SELLING SECURITIES SHORT
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        4 (B) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING DEALING IN PUTS, CALLS, STRADDLES, SPREADS AND ANY COMBINATION THEREOF
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

PROPOSAL 5     TO APPROVE AN AMENDMENT AND RESTATEMENT TO THE TRUST'S
               DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO
               LIQUIDATE  ASSETS OF THE TRUST WITHOUT SEEKING
               SHAREHOLDER APPROVAL
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Ohio Municipal Income Fund (the "Fund"), a portfolio of Municipal Securities Income Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on June 25, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MUNICIPAL SECURITIES INCOME TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST

                             FOR                   [   ]

PROPOSAL 1     TO ELECT THOMAS G. BIGLEY, NICHOLAS P. CONSTANTAKIS,
               JOHN F. CUNNINGHAM,  CHARLES F. MANSFIELD, JR.,
               JOHN E. MURRAY, JR. AND JOHN S. WALSH AS TRUSTEES OF THE TRUST

                             FOR                   [   ]

                             WITHHOLD AUTHORITY
                             TO VOTE               [   ]
                             VOTE FOR ALL EXCEPT   [   ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2     TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE TRUST'S
               INDEPENDENT AUDITORS
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

PROPOSAL 3 TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

        3 (A) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]


        3 (C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING BY THE FUND
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (G)  TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL
               INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (H) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

PROPOSAL 4 TO ELIMINATE CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

        4 (A) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING SELLING SECURITIES SHORT
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        4 (B) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING DEALING IN PUTS, CALLS, STRADDLES, SPREADS AND ANY COMBINATION THEREOF
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        4 (C ) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING
               INVESTING IN RESTRICTED SECURITIES
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

PROPOSAL 5     TO APPROVE AN AMENDMENT AND RESTATEMENT TO THE TRUST'S
               DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO
               LIQUIDATE  ASSETS OF THE TRUST WITHOUT SEEKING SHAREHOLDER
               APPROVAL
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903

                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Pennsylvania Municipal Income Fund (the "Fund"), a portfolio of Municipal Securities Income Trust (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Susan M. Jones and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Meeting") to be held on June 25, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MUNICIPAL SECURITIES INCOME TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

BY CHECKING THE BOX "FOR" BELOW, YOU WILL VOTE TO APPROVE EACH OF THE PROPOSED ITEMS IN THIS PROXY, AND TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST

                             FOR                          [   ]

PROPOSAL 1     TO ELECT THOMAS G. BIGLEY, NICHOLAS P. CONSTANTAKIS,
               JOHN F. CUNNINGHAM,  J. CHRISTOPHER DONAHUE,
               CHARLES F. MANSFIELD,  JR., JOHN E. MURRAY, JR. AND JOHN S.
               WALSH         AS TRUSTEES OF THE TRUST FOR [ ] WITHHOLD AUTHORITY
                             TO VOTE [ ] VOTE FOR ALL EXCEPT [ ]

                          If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

PROPOSAL 2     TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE TRUST'S
               INDEPENDENT AUDITORS
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

PROPOSAL 3 TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

        3 (A) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (B) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]


        3 (C) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN COMMODITIES
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (D) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (E) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING BY THE FUND
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (F) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (G)  TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL
               INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        3 (H) TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

PROPOSAL 4 TO ELIMINATE CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

        4 (A) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING SELLING SECURITIES SHORT
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        4 (B) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING DEALING IN PUTS, CALLS, STRADDLES, SPREADS AND ANY COMBINATION THEREOF
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

        4 (C ) TO REMOVE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING
               INVESTING IN RESTRICTED SECURITIES
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

PROPOSAL 5     TO APPROVE AN AMENDMENT AND RESTATEMENT TO THE TRUST'S
               DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO
               LIQUIDATE  ASSETS OF THE TRUST WITHOUT SEEKING SHAREHOLDER
               APPROVAL
                             FOR                   [   ]
                             AGAINST               [   ]
                             ABSTAIN               [   ]

                                                   YOUR VOTE IS IMPORTANT Please
                                                   complete, sign and return
                                                   this card as soon as
                                                   possible.

                                                   Dated

                                                   Signature

                                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903
                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM